                              Managed Municipals
                                Portfolio Inc.


                                   [GRAPHIC]



                                 Annual Report

                                 May 31, 2001

                                    [GRAPHIC]




                                    [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.


Dear Shareholder:

   We are pleased to provide the annual report for the Managed Municipals Portfolio Inc. ("Fund") for the year ended May 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

   During the period, the Fund distributed income dividends to shareholders totaling $0.60 per share. The table below details the annualized distribution rate and the twelve-month total return for the Fund based on its May 31, 2001 net asset value ("NAV")/1 /per share and the New York Stock Exchange ("NYSE") closing price.

                 Price              Annualized        Twelve-Month
               Per Share        Distribution Rate/2/ Total Return/2/
               ---------        -------------------  --------------
               $11.74 (NAV)            5.11%             13.90%
               $10.67 (NYSE)           5.62%             20.69%


-----
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply and demand of the Fund's shares.
2 Total returns are based on changes in net asset value or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12 months. This rate is as of June 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.





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                                      1

   During the period, the Fund generated a total return based on NAV of 13.90%. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group of general municipal debt funds returned 9.44% based on NAV for the same period.

Market Review

   The past six months have been an interesting and somewhat unsure time for all securities markets. The specter of economic weakness continued to overshadow the bond and stock markets. While the primary focus of the U.S. Federal Reserve Bank ("Fed") has historically been on fighting inflation, today's Fed has a different challenge. Inflation indicators appear to be benign at the moment. Concern about a possible recession, however, has continued to dominate Fed Chairman Alan Greenspan's attention, and we expect it will remain a central focus of Fed policy over the coming months.

   The Fed's response to the threat of recession led it to lower short-term interest rates, starting in January 2001. In our view, there may be room for additional easing before the Fed adopts a neutral bias toward rates. We believe that the combination of declining interest rates, coupled with the tax relief package approved by Congress in May, may be the main influences driving bond market performance for the balance of 2001.

Investment Strategy

   The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal./4/ The Fund invests primarily in long-term investment-grade/5/ municipal debt securities issued by, or on behalf of, the state and local governments, political subdivisions, agencies and public authorities.

   Our strategy for the Fund has been to add to high grade credits, maintain an average maturity of around 20 years, increase call protection whenever possible, and maintain our larger coupons in order to provide stability for our income stream. We expect to maintain this strategy until it becomes clear that an economic recovery is underway. We believe this course may give us reasonable upside potential in the market, with lower credit risk.

-----
3  Lipper is a major independent fund tracking organization.
4 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").
5 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the Fund's Board of Directors to be of equivalent quality.

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

Market Outlook

   During the period, municipal bonds with longer maturities in both the tax exempt and taxable arenas were held back in price because of a very large new issue calendar that continued through the end of May. We expect new issue volume to moderate in the second half of the year, allowing prices to rise and demand to be less sated by new issues. While we do anticipate an eventual economic recovery, we differ with some economic pundits as to its strength and timing. We believe a recovery will be longer in arriving and more tepid than investors have become used to in the last several years. With the favorable supply and demand characteristics of the municipal market and slower economic growth keeping inflation in check, our outlook for the Fund's performance is positive for the balance of the year.

   Thank you for your investment in the Managed Municipals Portfolio Inc.

Sincerely,

/s/ Heath B. McLendon         /s/ Joseph P. Deane

Heath B. McLendon             Joseph P. Deane
Chairman                      Vice President and
                              Investment Officer

June 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.

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                                   [GRAPHIC]

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary

 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears in this report beginning on page 30.

 To find more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                                 May 31, 2001


    Face
   Amount    Rating(a)                  Security                      Value

 -------------------------------------------------------------------------------
  MUNICIPAL BONDS AND NOTES -- 100.0%
 Alabama -- 1.5%
 $ 5,500,000   AAA     Jefferson County, AL Sewer Revenue,
                        Series A, FGIC-Insured,
                        5.375% due 2/1/36                          $  5,458,750
 ------------------------------------------------------------------------------
    Alaska -- 1.1%
   4,000,000   AA+     Valdez, AK Marine Term Revenue
                        Refunding, (BP Pipelines Inc. Project),
                        Series A, 5.850% due 8/1/25                   4,035,000
 ------------------------------------------------------------------------------
    Arizona -- 1.1%
   4,000,000   AAA     Mesa, AZ IDA, Discovery Health Systems,
                        Series A, MBIA-Insured,
                        5.625% due 1/1/29                             4,110,000
 ------------------------------------------------------------------------------
 California -- 6.0%
   4,540,000   Ba1*    California Educational Facilities Authority
                        Revenue, (Pooled College & University
                        Projects), Series A, 5.625% due 7/1/23        4,222,200
   2,000,000   AAA     California Educational Facilities Authority
                        Revenue, Stanford University, Series Q,
                        5.250% due 12/1/32                            2,005,000
   4,000,000   A3*     California Health Facilities Authority
                        Revenue, (Cedars-Sinai Medical Center),
                        Series A, 6.250% due 12/1/34                  4,195,000
   1,000,000   A+      California Health Facilities Financing
                        Authority Revenue, Sutter Health,
                        Series A, 6.250% due 8/15/35                  1,053,750
   3,300,000   A-      Los Angeles, CA Regional Airport
                        Improvement Corp., Los Angeles
                        International Airport Lease Revenue,
                        6.500% due 1/1/32 (b)                         3,314,652
   5,000,000   AAA     Los Angeles County, CA COP, Antelope
                        Valley Courthouse, Series A, AMBAC-
                        Insured, 5.250% due 11/1/33                   4,975,000
   2,750,000   AAA     Sacramento County, CA COP, (Public
                        Facilities Project), MBIA-Insured,
                        5.375% due 2/1/19                             2,805,000
 ------------------------------------------------------------------------------
                                                                     22,570,602
 ------------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

   Face
  Amount    Rating(a)                  Security                        Value

---------------------------------------------------------------------------------
 Colorado -- 14.1%
$ 3,000,000   AAA     Arapahoe County, CO Capital
                       Improvement Trust Fund, E-470
                       Public Highway Authority Revenue,
                       (Pre-Refunded -- Escrowed with
                       U.S. government securities to 8/31/05
                       Call @ 103), 7.000% due 8/31/26              $  3,468,750
  4,000,000   AAA     Colorado Educational & Cultural
                       Facilities Revenue Refunding,
                       (University of Denver Project),
                       AMBAC-Insured, 5.375% due 3/1/23                4,055,000
                      Colorado Health Facilities Authority
                       Revenue:
  1,000,000   AA-         Catholic Health Initiatives, Series A,
                           5.000% due 12/1/28                            927,500
  3,000,000   A           Series B, Remarketed 7/8/98,
                           5.350% due 8/1/15                           2,951,250
  2,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (b)                 2,065,000
 60,000,000   Aaa*    Dawson Ridge, CO Metropolitan District
                       No. 1, Series B, (Escrowed to maturity
                       with REFCO Strips), zero coupon due
                       10/1/22                                        14,475,000
                      Denver, CO City & County Airport
                       Revenue, Series C:
  3,155,000   A           6.750% due 11/15/22 (b)                      3,300,919
 10,165,000   A           6.125% due 11/15/25 (b)                     11,143,381
  8,160,000   A           Escrowed to maturity with U.S.
                           government securities,
                           6.125% due 11/15/25 (b)(c)                  8,945,400
    845,000   Aaa*        Pre-Refunded -- Escrowed with U.S.
                           government securities to
                           11/15/02 Call @ 102,
                           6.750% due 11/15/22 (b)                       904,150
  1,000,000   AAA     Denver, CO City & County, COP, Series B,
                       AMBAC-Insured, 5.500% due 12/1/25               1,021,250
--------------------------------------------------------------------------------
                                                                      53,257,600
--------------------------------------------------------------------------------
 Connecticut -- 0.3%
  1,000,000   AAA     Connecticut State Health & Education
                       (Child Care Facilities Project), Series C,
                       AMBAC-Insured, 5.625% due 7/1/29                1,032,500
--------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

     Face
    Amount    Rating(a)                 Security                     Value

  -----------------------------------------------------------------------------
  Florida -- 7.2%
  $ 3,000,000   AAA     Florida State Board & Educational Capital
                         Outlay, GO, FSA-Insured,
                         5.000% due 6/1/24                        $  2,887,500
    3,000,000   AA+     Florida State Board of Education, GO,
                         Series A, 5.125% due 6/1/21                 2,966,250
    2,000,000   AA-     Jacksonville, FL Electric Authority Water
                         & Sewer Revenue, Series A,
                         5.375% due 10/1/35                          1,957,500
    3,000,000   AAA     Jacksonville, FL Sales Tax Revenue,
                         AMBAC-Insured, 5.000% due 10/1/23           2,895,000
    5,000,000   BBB-    Martin County, FL IDA, (Indiantown
                         Cogeneration Project), Series A,
                         7.875% due 12/15/25 (b)                     5,237,500
    1,000,000   AAA     Miami Beach, FL Stormwater Revenue,
                         FGIC-Insured, 5.375% due 9/1/30             1,003,750
    2,000,000   Aaa*    Orange County, FL School Board,
                         Certificate Participation, Series A,
                         MBIA-Insured 5.250% due 8/1/23              1,997,500
    2,000,000   AAA     Orange County, FL Tourist Development
                         Tax Revenue, Series A, AMBAC-
                         Insured, 4.750% due 10/1/24                 1,822,500
    2,000,000   Aaa*    Pinellas County, FL Health Facilities
                         Authority Revenue, FSA-Insured
                         5.000% due 11/15/30                         1,875,000
                        Tampa, FL Revenue, (Florida Aquarium Inc.
                         Project), (Pre-Refunded -- Escrowed with
                         U.S. government securities to 5/1/02
                         Call @ 102):
    2,345,000   NR          7.550% due 5/1/12 (c)                    2,488,467
    2,000,000   NR          7.750% due 5/1/27 (c)                    2,125,900
  ----------------------------------------------------------------------------
                                                                    27,256,867
  ----------------------------------------------------------------------------
  Georgia -- 1.7%
    3,500,000   AAA     Augusta, GA Water & Sewer Revenue,
                         FSA-Insured, 5.250% due 10/1/26             3,486,875
    2,000,000   A3*     Private Colleges & Universities Authority
                         Revenue, (Mercer University Project),
                         Series A, 5.250% due 10/1/25                1,922,500
    1,000,000   BBB-    Savannah, GA EDA Revenue, College of
                         Art & Design Inc., 6.900% due 10/1/29       1,038,750
  ----------------------------------------------------------------------------
                                                                     6,448,125
  ----------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

    Face
   Amount    Rating(a)                  Security                      Value

 -------------------------------------------------------------------------------
 Hawaii -- 0.5%
 $ 2,000,000   A       Hawaii State Department of Budget &
                        Finance, Special Purpose Revenue,
                        Kaiser Permanente, Series A,
                        5.100% due 3/1/14                          $  1,962,500
 ------------------------------------------------------------------------------
 Illinois -- 6.2%
   4,095,000   AAA     Chicago, IL GO, Series D, FGIC-Insured,
                        5.500% due 1/1/35                             4,105,238
   6,000,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                        AMBAC-Insured, 5.500% due 1/1/31              6,030,000
   8,000,000   A       Illinois Health Facilities Authority
                        Revenue, OSF Healthcare Systems,
                        6.250% due 11/15/29                           8,040,000
   5,000,000   AAA     Illinois State GO, MBIA-Insured,
                        5.625% due 6/1/25                             5,118,750
 ------------------------------------------------------------------------------
                                                                     23,293,988
 ------------------------------------------------------------------------------
 Indiana -- 1.4%
   5,000,000   A1*     Indiana Port Commission Revenue
                        Refunding, (Cargill Inc. Project),
                        6.875% due 5/1/12                             5,207,750
 ------------------------------------------------------------------------------
 Kentucky -- 0.3%
   1,000,000   AAA     Kentucky State Property & Buildings
                        Commission Revenues, (Project No. 69),
                        Series A, FSA-Insured, 5.000% due 8/1/19        981,250
 ------------------------------------------------------------------------------
 Louisiana -- 1.5%
   5,500,000   A1*     St. Martin Parish, LA Industrial Revenue,
                        (Cargill Inc. Project), 6.625% due 10/1/12    5,768,125
 ------------------------------------------------------------------------------
 Maryland -- 0.2%
  10,000,000   NR      Maryland State Energy Financing
                        Administration, Solid Waste Disposal
                        Revenue, (Hagerstown Recycling
                        Project), 9.000% due 10/15/16 (b)(d)            900,000
 ------------------------------------------------------------------------------
 Massachusetts -- 1.3%
   2,000,000   AA+     Massachusetts Bay Transportation
                        Authority, Sales Tax Revenue, Series A,
                        5.500% due 7/1/30                             2,027,500
   2,000,000   Aaa*    Massachusetts State College Building
                        Authority Revenue, Series 1, MBIA-
                        Insured, 5.375% due 5/1/39                    1,985,000

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

   Face
  Amount    Rating(a)                   Security                       Value

---------------------------------------------------------------------------------
Massachusetts -- 1.3% (continued)
$ 1,000,000    AAA    Massachusetts State Health & Educational
                       Facilities Authority Revenue,
                       (Northeastern University Project), Series I,
                       MBIA-Insured, 5.000% due 10/1/29             $    940,000
--------------------------------------------------------------------------------
                                                                       4,952,500
--------------------------------------------------------------------------------
Michigan -- 6.3%
  2,000,000    AAA    Anchor Bay, MI School District, GO,
                       Q-SBLF-Insured, 5.000% due 5/1/29               1,897,500
  3,000,000    AAA    East Lansing, MI School District, GO,
                       Q-SBLF-Insured, 5.625% due 5/1/30               3,086,250
  2,000,000    AAA    Howell, MI Public Schools, GO, Q-SBLF-
                       Insured, 5.250% due 5/1/22                      2,000,000
                      Michigan State COP, AMBAC-Insured:
  2,345,000    AAA      5.500% due 6/1/19                              2,394,831
  4,000,000    AAA      5.500% due 6/1/27                              4,055,000
  8,000,000    NR     Michigan State Strategic Fund Resources
                       Recovery, Limited Obligation Revenue,
                       Central Wayne Energy Recovery L.P.,
                       Series A, 7.000% due 7/1/27 (b)                 6,090,000
  4,480,000    AAA    Royal Oak, MI Hospital Financing
                       Authority Revenue, (William Beaumont
                       Hospital), Series M, MBIA-Insured,
                       5.250% due 11/15/31                             4,334,400
--------------------------------------------------------------------------------
                                                                      23,857,981
--------------------------------------------------------------------------------
Minnesota -- 2.5%
  1,500,000    AAA    Dakota County, MN Community
                       Development Agency, Multi-Family
                       Housing Revenue, FNMA-
                       Collateralized, 5.625% due 2/1/26               1,513,125
  2,500,000    A1*    Duluth, MN IDA, Seaway Port Authority
                       Dock & Wharf Revenue, (Cargill Inc.
                       Project), 6.800% due 5/1/12                     2,599,950
                      Minneapolis & St. Paul, MN Community
                       Airport Revenue:
  1,000,000    AAA        Series A, FGIC-Insured,
                           5.125% due 1/1/25                             971,250
  3,000,000    AAA        Sub-Series C, FGIC-Insured,
                           5.250% due 1/1/26                           2,970,000

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

     Face
    Amount    Rating(a)                 Security                    Value

  ----------------------------------------------------------------------------
  Minnesota -- 2.5% (continued)
  $ 1,225,000   AA+     Minnesota State Housing Financing
                         Agency, Single-Family Mortgage,
                         Series I, 5.500% due 1/1/17             $  1,252,562
  ---------------------------------------------------------------------------
                                                                    9,306,887
  ---------------------------------------------------------------------------
  Missouri -- 1.0%
                        St Louis, MO Airport Revenue (Airport
                         Development Program), Series A,
                         MBIA-Insured:
    2,000,000   AAA         5.000% due 7/1/21                       1,937,500
    2,000,000   AAA         5.000% due 7/1/26                       1,912,500
  ---------------------------------------------------------------------------
                                                                    3,850,000
  ---------------------------------------------------------------------------
  Mississippi -- 0.1%
      200,000   P-1*    Jackson County, MS PCR, (Chevron USA
                         Inc. Project), 3.050% due 6/1/23 (e)         200,000
  ---------------------------------------------------------------------------
  Montana -- 2.0%
    8,000,000   NR      Montana State Board Investment Resource
                         Recovery Revenue, (Yellowstone Energy
                         L.P. Project), 7.000% due 12/31/19 (b)     7,520,000
  ---------------------------------------------------------------------------
  New Hampshire -- 0.9%
    3,715,000   AAA     New Hampshire Health & Education
                         Facilities Authority Revenue University
                         System of New Hampshire, AMBAC-
                         Insured, 5.125% due 7/1/33                 3,543,181
  ---------------------------------------------------------------------------
  New Jersey -- 3.5%
    5,200,000   A+      Hudson County, NJ Improvement
                         Authority, 6.625% due 8/1/25               5,401,500
    5,000,000   A+      New Jersey Health Care Facilities
                         Financing Authority Revenue, Robert
                         Wood Johnson University Hospital,
                         5.700% due 7/1/20                          5,162,500
    2,395,000   AA-     New Jersey State Highway Authority,
                         Garden State Parkway General Revenue,
                         5.625% due 1/1/30                          2,481,819
  ---------------------------------------------------------------------------
                                                                   13,045,819
  ---------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

     Face
    Amount    Rating(a)                 Security                     Value

  -----------------------------------------------------------------------------
  New Mexico -- 0.5%
  $ 1,980,000  AAA      New Mexico Mortgage Financing
                         Authority, Single-Family Mortgages,
                         Series D-3, 5.625% due 9/1/28            $  2,004,750
  ----------------------------------------------------------------------------
  New York -- 5.7%
    3,000,000  AAA      Nassau Health Care Corp., NY Health
                         Systems Revenue, Nassau County
                         Guaranteed, FSA-Insured,
                         5.750% due 8/1/29                           3,127,500
    1,400,000  A-1+     New York, NY GO, Sub-Series A,
                         3.000% due 8/1/22 (e)                       1,400,000
      100,000  VMIG 1*  New York, NY GO, Series B Sub-
                         Series B5, MBIA-Insured, 3.000%
                         due 8/15/22 (e)                               100,000
                        New York, NY Municipal Water
                         Financing Authority, Water &
                         Sewer System Revenue:
      200,000  A-1+         Series A, FGIC-Insured,
                             2.950% due 6/15/25 (e)                    200,000
      200,000  A-1+         Series G, FGIC-Insured,
                             3.000% due 6/15/24 (e)                    200,000
    9,000,000  AA       New York City, NY Municipal Water
                         Financing Authority, Water &
                         Sewer System Revenue, Series D,
                         5.250% due 6/15/25                          8,943,750
    1,000,000  A-1+     New York City, NY Transitional
                         Financing Authority, Future Tax
                         Secured, Series C, 3.000% due 5/1/28 (e)    1,000,000
      300,000  VMIG 1*  New York State Job Development
                         Authority, Series A-1 through A-21,
                         3.100% due 3/1/03 (e)                         300,000
    3,000,000  AAA      New York State Dormitory Authority
                         Revenue, Series B, FSA-Insured,
                         5.500% due 5/15/30                          3,060,000
    3,000,000  AAA      New York State Thruway Authority
                         Highway & Bridge Revenue, Series
                         B-1, FGIC-Insured, 5.400% due 4/1/17        3,093,750
  ----------------------------------------------------------------------------
                                                                    21,425,000
  ----------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

    Face
   Amount    Rating(a)                  Security                      Value

 -------------------------------------------------------------------------------
 North Dakota -- 1.3%
 $ 5,000,000   AAA     Oliver County, ND PCR, AMBAC-
                        Insured, 5.300% due 1/1/27                 $  4,925,000
 ------------------------------------------------------------------------------
 Ohio -- 11.1%
   4,500,000   Aa2*    Bexley, OH City School District, GO,
                        5.125% due 12/1/27                            4,359,375
   2,000,000   AAA     Canton, OH City School District, GO,
                        Series A, MBIA-Insured,
                        5.500% due 12/1/20                            2,050,000
                       Cincinnati, OH Water System Revenue:
   1,345,000   AA+       5.000% due 12/1/20                           1,308,013
   1,700,000   AA+       5.125% due 12/1/21                           1,670,250
   3,000,000   AAA     Cleveland, OH Airport System Revenue,
                         Series A, FSA-Insured, 5.000% due 1/1/31     2,850,000
   2,000,000   AAA     Cuyahoga County, OH Hospital Revenue
                        Refunding, University Hospitals Health
                        System Inc., AMBAC-Insured,
                        5.500% due 1/15/30                            2,012,500
                       Hamilton County, OH Sales Tax Revenue:
  10,000,000   Aaa*      AMBAC-Insured, 5.250% due 12/1/32            9,850,000
   1,750,000   AAA       Hamilton County Football Project,
                          Series B, MBIA-Insured,
                          5.000% due 12/1/27                          1,671,250
   4,000,000   AAA     Lucas County, OH Hospital Revenue,
                        Promedia Healthcare Obligation Group,
                        AMBAC-Insured, 5.375% due 11/15/29            3,985,000
   3,025,000   Aaa*    Muskingum County, OH GO, Refunding,
                        County Facilities Improvement,
                        MBIA-Insured, 5.125% due 12/1/19              3,025,000
   1,375,000   AAA     Ohio State Higher Educational Facility
                        Commission Revenue, (University of
                        Dayton Project), AMBAC-Insured,
                        5.500% due 12/1/25                            1,397,344
   2,500,000   AAA     Portage County, OH GO, MBIA-Insured,
                        5.250% due 12/1/17                            2,543,750
   1,500,000   Aaa*    Trumbull County, OH, MBIA-Insured,
                        5.200% due 12/1/20                            1,490,625
   2,000,000   AAA     University of Cincinnati, OH General
                        Receipts Revenue, Series A, FGIC-
                        Insured, 5.250% due 6/1/24                    1,990,000

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

     Face
    Amount    Rating(a)                 Security                    Value

  ----------------------------------------------------------------------------
  Ohio -- 11.1% (continued)
  $ 1,500,000   AAA     Warrensville Heights, OH City School
                         District, School Improvements,
                         FGIC-Insured, 5.625% due 12/1/20        $  1,558,125
  ---------------------------------------------------------------------------
                                                                   41,761,232
  ---------------------------------------------------------------------------
  Oregon -- 2.3%
    5,000,000   Aaa*    Clackamas County, OR School District
                         No. 007J, Lake Oswego, GO,
                         MBIA-Insured, 5.000% due 6/1/26            4,781,250
    2,000,000   AAA     Oregon State, Department of
                         Administrative Services, COP, Series B,
                         AMBAC-Insured, 5.000% due 5/1/26           1,915,000
    2,000,000   Aaa*    Portland, OR GO, Limited Tax Revenue,
                         Series A, MBIA-Insured,
                         5.125% due 6/1/30                          1,940,000
  ---------------------------------------------------------------------------
                                                                    8,636,250
  ---------------------------------------------------------------------------
  Pennsylvania -- 1.3%
    2,500,000   AAA     Allegheny County, PA Sanitary Authority,
                         Sewer Revenue, MBIA-Insured,
                         5.375% due 12/1/24                         2,512,500
    2,500,000   AA-     St. Mary Hospital Authority, Bucks
                         County Catholic Health Initiatives,
                         Series A, 5.000% due 12/1/18               2,378,125
      100,000   A-1+    Schuylkill County, PA Industrial
                         Development Authority, Resource
                         Recovery Revenue, Northeastern Power
                         Co., Series A, 3.050% due 12/1/22 (e)        100,000
  ---------------------------------------------------------------------------
                                                                    4,990,625
  ---------------------------------------------------------------------------
  South Carolina -- 1.7%
    2,000,000   A3*     Myrtle Beach, SC COP, Myrtle Beach
                         Convention Center, (Pre-Refunded --
                         Escrowed with U.S. government
                         securities to 7/1/02 Call @ 102),
                         6.875% due 7/1/07 (c)                      2,123,600
    1,140,000   AAA     Piedmont, SC Municipal Power Agency,
                         Electric Revenue Refunding, Series A,
                         MBIA-Insured, 4.875% due 1/1/16            1,115,775
    3,000,000   AAA     South Carolina Transportation
                         Infrastructure Bank Revenue, Series A,
                         MBIA-Insured, 5.500% due 10/1/30           3,037,500
  ---------------------------------------------------------------------------
                                                                    6,276,875
  ---------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

      Face
     Amount    Rating(a)                Security                   Value

   --------------------------------------------------------------------------
   Tennessee -- 2.2%
   $ 1,150,000 NR        Hardeman County, TN Correctional
                          Facilities Corp., 7.750% due 8/1/17   $  1,108,313
       100,000 VMIG 1*   Sevier County, TN Public Building
                          Authority Revenue, AMBAC-
                          Insured, 3.150% due 6/1/30 (e)             100,000
     4,100,000 AA+       Shelby County, TN GO, Refunding,
                          Series A, 5.000% due 3/1/20              3,982,125
     3,000,000 AA+       Tennessee State GO, Series A,
                          5.250% due 3/1/17                        3,048,750
   -------------------------------------------------------------------------
                                                                   8,239,188
   -------------------------------------------------------------------------
   Texas -- 5.4%
     1,160,000 AAA       Burleson, TX ISD, GO, PSFG,
                          6.750% due 8/1/24                        1,242,650
                         Fort Worth, TX International Airport
                          Facility Improvement Corp.
                          Revenue, (American Airlines Inc.
                          Project):
     8,000,000 BBB-          6.375% due 5/1/35 (b)                 7,910,000
     2,000,000 BBB-          Series A, 5.950% due 5/1/29 (b)       2,042,500
     2,000,000 BBB-          Series B, 6.050% due 5/1/29 (b)       2,057,500
     1,000,000 AAA       Harris County, TX Health Facilities,
                          Development Corp., Hospital
                          Revenue, School Health Care Systems,
                          Series B, (Escrowed to maturity with
                          U.S. government securities),
                          5.750% due 7/1/27                        1,048,750
     6,000,000 AAA       Houston, TX Water & Sewer System
                          Revenue, Jr. Lien, Series A,
                          FGIC-Insured, 5.375% due 12/1/27         5,940,000
   -------------------------------------------------------------------------
                                                                  20,241,400
   -------------------------------------------------------------------------
   Virgin Islands -- 0.3%
     1,000,000 BBB-      Virgin Islands, PFA Revenue, Sr. Lien,
                          Series A, 5.500% due 10/1/22               945,000
   -------------------------------------------------------------------------
   Virginia -- 2.2%
     4,700,000 A2*       Harrisonburg, VA Redevelopment &
                          Housing Authority, (Jail &
                          Courthouse Project), Public
                          Facilities Lease Revenue,
                          (Pre-Refunded -- Escrowed with
                          U.S. government securities to 9/1/01
                          Call @ 102), 6.500% due 9/1/14 (c)       4,739,245
                         Virginia State HDA, Multi-Family
                          Housing:
     1,655,000 AA+           Series D, 6.250% due 1/1/15           1,731,544

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Schedule of Investments
                           May 31, 2001 (continued)

      Face
     Amount   Rating(a)                Security                     Value

   ---------------------------------------------------------------------------
   Virginia -- 2.2% (continued)
   $1,235,000 AAA           Series H, AMBAC-Insured,
                             6.300% due 11/1/15                  $  1,304,469
      600,000 Aa1*          Series K, 5.800% due 11/1/10              636,000
   --------------------------------------------------------------------------
                                                                    8,411,258
   --------------------------------------------------------------------------
   Washington -- 3.9%
    3,000,000 AAA       Central Puget Sound, WA Regional
                         Transportation Authority, Sales Tax
                         & Motor Revenue, FGIC-Insured,
                         4.750% due 2/1/28                          2,662,500
                        Chelan County, WA GO, Public Utilities,
                         District No. 1, Columbus River Rock,
                         MBIA-Insured:
   22,685,000 AAA           Series A, zero coupon due 6/1/22        7,089,062
    4,750,000 AA            Series B, Remarketed 7/1/92,
                             Mandatory put 7/1/19,
                             6.750% due 7/1/62 (b)                  4,993,438
   --------------------------------------------------------------------------
                                                                   14,745,000
   --------------------------------------------------------------------------
   Wisconsin -- 1.4%
    4,070,000 AA        Wisconsin State GO, Series B,
                         6.600% due 1/1/22 (b)                      4,145,905
                        Wisconsin State Health & Educational
                         Facilities Authority Revenue,
                         MBIA-Insured:
    1,100,000 A             Kenosha Hospital & Medical Center
                             Project, 5.700% due 5/15/20            1,045,000
      250,000 AAA           The Medical College of Wisconsin
                             Inc. Project, 5.400% due 12/1/16         255,312
   --------------------------------------------------------------------------
                                                                    5,446,217
   --------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $376,413,337**)                 $376,607,220
   --------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Security is in default.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 17 and 18 for definitions of ratings and certain security descriptions.

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                  Summary of Investments by Combined Ratings
                                 May 31, 2001








                                    Standard &     Percentage of
              Moody's    and/or       Poor's     Total Investments

                 Aaa                   AAA              51.9%
                 Aa                     AA              14.0
                 A                      A               20.9
                Baa                    BBB               5.7
                 Ba                     BB               1.1
             VMIG 1/P-1              SP-1/A-1            1.0
                 NR                     NR               5.4
                                                       -----
                                                       100.0%
                                                       =====

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                                 Bond Ratings
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative
and B   with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and
        "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
        "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
        "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                          Short-Term Security Ratings
                                  (unaudited)


SP-1   --Standard & Poor's highest rating indicating very strong
         or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and
         variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature
         -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                                   [GRAPHIC]


                             Security Descriptions
                                  (unaudited)

ABAG   --Association of Bay Area
         Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CDA    --Community Development
         Administration
CGIC   --Capital Guaranty Insurance
         Company
CHFCLI --California Health Facility
         Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development Authority
ETM    --Escrowed To Maturity
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development
         Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development
         Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
PFA    --Public Finance Authority
PSFG   --Permanent School Fund
         Guaranty
Q-SBLF --Qualified School Bond Loan
         Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve
         Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VAN    --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                      Statement of Assets and Liabilities

                                                                    May 31, 2001

---------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $376,413,337)                     $376,607,220
  Cash                                                                   91,970
  Interest receivable                                                 5,506,047
  Receivable for securities sold                                      2,998,885
--------------------------------------------------------------------------------
  Total Assets                                                      385,204,122
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   10,646,336
  Dividends payable                                                     406,718
  Investment advisory fee payable                                       152,340
  Administration fee payable                                             63,556
  Accrued expenses                                                      157,303
--------------------------------------------------------------------------------
  Total Liabilities                                                  11,426,253
--------------------------------------------------------------------------------
Total Net Assets                                                   $373,777,869
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                      $     31,849
  Capital paid in excess of par value                               387,408,505
  Undistributed net investment income                                    22,877
  Accumulated net realized loss from security transactions          (13,879,245)
  Net unrealized appreciation of investments                            193,883
--------------------------------------------------------------------------------
TOTAL NET ASSETS
 (Equivalent to $11.74 a share on 31,848,644 shares of $0.001 par
 value outstanding; 500,000,000 shares authorized)                 $373,777,869
--------------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                            Statement of Operations

                                                               Year Ended
                                                              May 31, 2001

      ---------------------------------------------------------------------
      INVESTMENT INCOME:
        Interest                                              $21,668,862
      --------------------------------------------------------------------
      EXPENSES:
        Investment advisory fee (Note 3)                        2,601,184
        Administration fee (Note 3)                               743,195
        Shareholder communications                                172,054
        Shareholder and system servicing fees                      73,048
        Audit and legal                                            50,193
        Directors' fees                                            49,815
        Registration fees                                          35,647
        Custody                                                    17,705
        Pricing service fees                                       16,838
        Other                                                      10,789
      --------------------------------------------------------------------
        Total Expenses                                          3,770,468
        Less: Investment advisory fee waiver (Note 3)         (1,233,933)
      --------------------------------------------------------------------
        Net Expenses                                            2,536,535
      --------------------------------------------------------------------
      Net Investment Income                                    19,132,327
      --------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
       Realized Gain From Security Transactions
       (excluding short-term securities):
          Proceeds from sales                                 215,196,370
          Cost of securities sold                             211,508,146
      --------------------------------------------------------------------
        Net Realized Gain                                       3,688,224
      --------------------------------------------------------------------
       Change in Net Unrealized Appreciation (Depreciation)
       of Investments:
          Beginning of year                                  (21,452,306)
          End of year                                             193,883
      --------------------------------------------------------------------
        Increase in Net Unrealized Appreciation                21,646,189
      --------------------------------------------------------------------
      Net Gain on Investments                                  25,334,413
      --------------------------------------------------------------------
      Increase in Net Assets From Operations                  $44,466,740
      --------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                      Statements of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                      May 31, 2001  May 31, 2000

----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $ 19,132,327  $ 19,479,496
  Net realized gain (loss)                               3,688,224    (9,430,070)
  Increase (decrease) in net unrealized appreciation    21,646,189   (29,682,317)
---------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations     44,466,740   (19,632,891)
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                (19,162,536)  (20,135,597)
---------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (19,162,536)  (20,135,597)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Treasury stock acquired                               (3,648,358)  (22,522,813)
---------------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                              (3,648,358)  (22,522,813)
---------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                       21,655,846   (62,291,301)
NET ASSETS:
  Beginning of year                                    352,122,023   414,413,324
---------------------------------------------------------------------------------
  End of year*                                        $373,777,869  $352,122,023
---------------------------------------------------------------------------------
* Includes undistributed net investment income of:         $22,877       $53,086
---------------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                         Notes to Financial Statements

   1. Significant Accounting Policies

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                         Notes to Financial Statements
                                  (continued)

the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

   2. Exempt-Interest Dividends and Other Distributions

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. Investment Advisory Agreement, Administration Agreement and Other Transactions

   Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the year ended May 31, 2001, SBFM waived $1,233,933 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. Investments

   For the year ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

              ----------------------------------------------------
              Purchases                               $212,336,139
              ----------------------------------------------------
              Sales                                    215,196,370
              ----------------------------------------------------

   At May 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

             -----------------------------------------------------
             Gross unrealized appreciation           $ 13,129,554
             Gross unrealized depreciation            (12,935,671)
             -----------------------------------------------------
             Net unrealized appreciation             $    193,883
             -----------------------------------------------------

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                         Notes to Financial Statements
                                  (continued)


   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At May 31, 2001, the Fund did not hold any futures contracts.

   6. Securities Traded on a When-Issued Basis

   In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   At May 31, 2001, the Fund did not hold any when-issued securities.

   7. Capital Loss Carryforward

   At May 31, 2001, the Fund had, for Federal income tax purposes, approximately $13,879,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                               2007      2008

               ---------------------------------------------------
               Carryforward Amounts          $240,000 $13,639,000

               ---------------------------------------------------

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                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                         Notes to Financial Statements
                                  (continued)


   8. Capital Shares

   At May 31, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

   On June 21, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 2,758,300 shares with a total cost of $26,171,171. For the year ended May 31, 2001, the Fund repurchased (and retired) 370,700 shares with a total cost of $3,648,358.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                             Financial Highlights


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                             2001     2000     1999     1998     1997

----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.93  $11.97    $12.37   $11.90   $12.11
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(1)/                  0.60    0.58      0.58     0.54     0.67
  Net realized and unrealized gain (loss)     0.79   (1.14)    (0.32)    0.83     0.08
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.39   (0.56)     0.26     1.37     0.75
---------------------------------------------------------------------------------------
Gain From Repurchase of Treasury Stock        0.02    0.12        --       --       --
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.60)  (0.60)    (0.54)   (0.61)   (0.66)
  Net realized gains                            --      --     (0.12)   (0.29)   (0.30)
---------------------------------------------------------------------------------------
Total Distributions                          (0.60)  (0.60)    (0.66)   (0.90)   (0.96)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.74  $10.93    $11.97   $12.37   $11.90
---------------------------------------------------------------------------------------
Total Return, Based on Market Value/(2)/     20.69%  (3.88)%    0.11%    2.08%    7.89%
---------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value/(2)/  13.90%  (2.82)%    2.66%   12.14%    6.59%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $374    $352      $414     $428     $411
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(1)/                               0.68%   0.89%     0.94%    0.99%    1.00%
  Net investment income                       5.15    5.19      4.72     4.35     5.56
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                         58%     35%       23%      87%     113%
---------------------------------------------------------------------------------------
Market Value, End of Year                   $10.67  $9.375   $10.375  $11.000  $11.625
---------------------------------------------------------------------------------------

(1) The investment adviser waived a portion of its fees for the years ended May 31, 2001 and 2000. In addition, the investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                             Per share decreases in   Expense ratios
                             net investment income  without fee waivers
                             ---------------------- -------------------
         2001                        $0.04                 1.01%
         2000                         0.02                 1.04
         1999                         0.01                 1.02
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

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                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                         Independent Auditors' Report

The Shareholders and Board of Directors of Managed Municipals Portfolio Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Municipals Portfolio Inc. ("Fund") as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                               /s/ KPMG LLP

New York, New York
July 9, 2001

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                        Quarterly Results of Operations
                                  (unaudited)

                                                  Net Realized and        Net Increase
                                                     Unrealized           (Decrease) in
                 Investment     Net Investment     Gain (Loss) on        Net Assets From
                   Income           Income           Investments           Operations
              ------------------------------------------------------------------------------
                          Per              Per                  Per                   Per
Quarter Ended   Total    Share   Total    Share     Total      Share      Total      Share

--------------------------------------------------------------------------------------------
August 31,
 1999         $5,956,315 $0.17 $4,886,948 $0.14 $(21,881,042) $(0.63) $(16,994,094) $(0.49)
November 30,
 1999          5,682,571  0.17  4,704,078  0.14   (9,921,954)  (0.29)   (5,217,876)  (0.15)
February 29,
 2000          7,707,536  0.24  6,974,895  0.21   (9,092,864)  (0.28)   (2,117,969)  (0.07)
May 31,
 2000          3,482,977  0.11  2,913,575  0.09    1,783,473    0.06     4,697,048    0.15
August 31,
 2000          5,492,369  0.17  4,825,028  0.15   20,787,617    0.65    25,612,645    0.80
November 30,
 2000          5,369,791  0.17  4,772,091  0.15     (159,618)  (0.01)    4,612,473    0.14
February 28,
 2001          5,374,436  0.17  4,826,077  0.15    8,907,476    0.28    13,733,553    0.43
May 31,
 2001          5,432,266  0.17  4,709,131  0.15   (4,201,062)  (0.13)      508,069    0.02
-------------------------------------------------------------------------------------------

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                                Financial Data
                                  (unaudited)


For a share of capital stock outstanding throughout each period:

                                NYSE    Net              Dividend
             Record   Payable  Closing Asset  Dividend Reinvestment
              Date      Date   Price+  Value+   Paid      Price

            --------------------------------------------------------
             6/22/99   6/25/99 $10.563 $11.67  $0.050     $10.61
             7/27/99   7/30/99  10.063  11.67   0.050      10.03
             8/24/99   8/27/99   9.813  11.29   0.050       9.95
             9/21/99   9/24/99   9.688  11.24   0.050       9.70
            10/26/99  10/29/99   9.625  10.85   0.050      10.85
            11/22/99  11/26/99   9.563  11.08   0.050       9.25
            12/27/99  12/30/99   9.000  10.90   0.050       9.10
             1/26/00   1/28/00   9.563  10.76   0.050       9.48
             2/22/00   2/25/00   9.500  10.85   0.050       9.52
             3/28/00   3/31/00   9.313  11.18   0.050       9.46
             4/25/00   4/28/00   9.313  11.14   0.050       9.36
             5/23/00   5/26/00   9.188  10.79   0.050       9.33
             6/27/00   6/30/00   9.750  11.20   0.050       9.91
             7/25/00   7/28/00   9.688  11.37   0.050       9.89
             8/22/00   8/25/00  10.000  11.54   0.050      10.04
             9/26/00   9/29/00   9.688  11.42   0.050       9.80
            10/24/00  10/27/00   9.688  11.49   0.050       9.78
            11/20/00  11/24/00   9.750  11.47   0.050       9.80
            12/26/00  12/29/00   9.938  11.85   0.050      10.25
             1/23/01   1/26/01  10.688  11.92   0.050      10.70
             2/20/01   2/23/01  10.770  11.88   0.050      10.81
             3/27/01   3/30/01  10.450  11.89   0.050      10.58
             4/24/01   4/27/01  10.370  11.65   0.050      10.55
             5/22/01   5/25/01  10.650  11.71   0.050      10.69
            -------------------------------------------------------

+As of record date.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                          Dividend Reinvestment Plan
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                          Dividend Reinvestment Plan
                            (unaudited) (continued)

distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]


                                Tax Information
                                  (unaudited)

   For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2001:

    . 99.29% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary
Investment Adviser and
Administrator
Smith Barney Fund Management LLC
7 World Trade Center
New York, New York 10048

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

                                   [GRAPHIC]



             This report is only intended for shareholders of the
                       Managed Municipals Portfolio Inc.
                            It is not a Prospectus,
              circular or representation intended for use in the
               purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.

                                  FD2246 7/01